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                                                                    Exhibit 10-2

                                                              April 17, 1997
                                                                    --


Lexington Components, Inc.
767 Third Avenue
New York, New York  10017

                  Re:  Amendment to Financing Agreements and Consent
                       ---------------------------------------------

Gentlemen:

         Reference is made to certain financing agreements dated January 11, 1990 between Lexington Components, Inc. ("LCI") and Congress Financial Corporation ("Congress"), including, but not limited to, an Accounts Financing Agreement [Security Agreement], as amended (the "Accounts Agreement"), and all supplements thereto and all other related financing and security agreements (collectively, all of the foregoing, as the same have heretofore or contemporaneously been or may be hereafter, amended, replaced, extended, modified or supplemented, the "Financing Agreements").

         Pursuant to the January 1997 Consent (as defined below), Congress has previously consented to certain financing arrangements between LPC and LCI, as co-borrowers, and Bank One, Akron, N.A. ("Bank One"), including a security interest in certain equipment granted by LPC to Bank One in order to secure a certain loan by Bank One to LPC and LCI in the aggregate original principal amount of $1,530,000 (among other loans by Bank One to LPC and LCI as provided in the January 1997 Consent). LCI has requested Congress' consent to (i) an increase in the amount of such loan to an aggregate principal amount, as of the date hereof, of $1,900,000 and (ii) to the granting to Bank One of a security interest in certain additional equipment of LPC and in certain equipment of LCI. LPC and LCI have advised Congress that LPC and LCI shall be jointly and severally liable for all obligations of each of them to Bank One.

         Congress is willing to provide such consent upon the terms and conditions set forth in this Amendment to Financing Agreements and Consent (this "Amendment") and, in connection with such consent, the parties hereto hereby agree to amend the Financing Agreements as set forth below (capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed thereto in the Accounts Agreement and the other Financing Agreements):

         1.       AMENDMENTS TO DEFINITIONS.

                  (a) The definition of "Bank One Collateral" set forth in paragraph 1(b) of the letter agreement re: Amendment to Financing Agreements and Consent, dated March 14, 1996 (the "March 1996 Consent"), as previously amended by the letter agreement re: Amendment to Financing Agreements and Consent,


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dated January 31, 1997 (the "January 1997 Consent") is hereby further amended such that, on and after the date hereof, the description of that portion of the Bank One Collateral set forth on Exhibit F annexed to the January 1997 Consent shall be deleted in its entirety and replaced by the description of collateral set forth on Exhibit F annexed hereto.

                  (b) Anything contained in the definition of "Bank One Financing" set forth in paragraph 1(c) of the March 1996 Consent, as amended by the January 1997 Consent, to the contrary notwithstanding, on and after the date hereof, the Bank One Financing consented to by Congress pursuant thereto shall include the "Equipment Term Loan" in the original principal amount of $1,900,000 (as defined in and as provided in the First Amendment Agreement, dated the date hereof, among Bank One, LPC and LCI).

                  (c) The definition of "Bank One Financing Agreements" set forth in paragraph 1(d) of the March 1996 Consent, as amended by the January 1997 Consent, is hereby further amended such that, on and after the date hereof, the term "Bank One Financing Agreements" shall mean the Credit Facility and Security Agreement, dated as of January 31, 1997, among LPC, LCI and Bank One, as amended by the First Amendment Agreement, dated as of the date hereof, among Bank One, LPC and LCI (the "Bank One First Amendment"), together with the promissory notes, guarantees and mortgages delivered thereunder and all other documents, instruments and agreements executed in connection therewith or pursuant thereto, as the same now exist or may hereafter be amended, modified, supplemented, renewed, restated or replaced.

         2. CONSENT REGARDING BANK ONE COLLATERAL. To the extent such consent is required, and has not been previously given under the Financing Agreements, including the March 1996 Consent and the January 1997 Consent, Congress hereby consents to the mortgage liens and security interests in the Bank One Collateral granted by LPC and LCI to Bank One to secure the Bank One Financing pursuant to the Bank One Financing Agreements, including any documents contemplated thereby which are to be executed and delivered after the date hereof in connection with the loans to be advanced pursuant to the Bank One Financing Agreements after the date hereof, such consent to be effective as of the date hereof.

         3. ADDITIONAL COVENANTS RELATING TO THE BANK ONE COLLATERAL. In addition to all other covenants, representations and warranties contained in the Financing Agreements applicable to the types or items of property included in the Bank One Collateral (whether or not included in the Collateral), LCI agrees as follows:


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                  (a) LCI shall not remove from the premises of LPC described in
Exhibit A annexed hereto (the "North Canton Property"), any of the tangible personal property comprising part of the Bank One Collateral, nor shall any equipment or other tangible personal property of LCI be moved from another location of LCI, LPC or a subsidiary of LPC, to the North Canton Property, in each case, except upon prior written notice to Congress. Notices given under this Section 3(a) shall include serial numbers or other information sufficient to identify the particular items removed.

                  (b) LCI shall furnish to Congress all material written notices or demands concerning the Bank One Financing required to be delivered pursuant to the Bank One Financing Agreements, other than notices under the Bank One Financing Agreements as to future advances or loans or interest rates or interest periods on borrowings, either received by LCI promptly after receipt thereof, or sent by LCI or on its behalf, promptly upon the sending thereof, as the case may be.

         4. ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by LCI to Congress pursuant to the Financing Agreements, LCI hereby represents, warrants and covenants with and to Congress as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

                  (a) No Event of Default exists or has occurred and is continuing on the date of this Amendment and on the date of each advance in respect of the Bank One Financing.

                  (b) This Amendment has been duly executed and delivered by LCI and is in full force and effect as of the date hereof, and the agreements and obligations of LCI contained herein constitute the legal, valid and binding obligations of LCI enforceable against LCI in accordance with their terms.

         5. CONDITIONS TO THE EFFECTIVENESS OF THIS AMENDMENT. Anything contained in this Amendment to the contrary notwithstanding, this Amendment shall be effective only upon the satisfaction of the following conditions precedent:

                  (a) Congress shall have received an executed original or executed original counterparts (as the case may be) of this Amendment together with the following, each of which shall be in form and substance satisfactory to
Congress:

                           (i) true and complete copies of the Bank One First
Amendment and any notes and financing statements delivered thereunder, as in effect on the date hereof;

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                           (ii) an Amendment No. 1 to Amended and Restated
Intercreditor Agreement between Congress and Bank One, dated as of the date hereof, duly executed and delivered on behalf of Bank One;

                           (iii) an executed original or executed original
counterparts of a letter agreement, dated as of the date hereof, pursuant to which LPC and LCI acknowledge and consent to the Amendment No. 1 to Amended and Restated Intercreditor Agreement between Congress and Bank One and agree that, although neither LPC nor LCI is a party thereto, each of LPC and LCI will, together with its successors and assigns, be bound by the provisions thereof; and

                           (iv) an executed original or executed original
counterparts of a letter agreement re: Amendment to Financing Agreements and Consent, dated as of the date hereof, pertaining to the Bank One Collateral to be granted by LPC to Bank One pursuant to the Bank One Financing and related matters, together with the documents, instruments and agreements to be delivered pursuant thereto;

                  (b) All representations and warranties contained herein, in the Accounts Agreements and in the other Financing Agreements shall be true and correct in all material respects; and

                  (c) No Event of Default shall have occurred and no event shall have occurred or condition shall be existing which, with notice or passage of time or both, would constitute an Event of Default.

         6. EFFECT OF THIS AMENDMENT. Except as modified pursuant hereto, the Accounts Agreement and all supplements to the Accounts Agreement, including, without limitation, the Covenant Supplement and all other Financing Agreements, are hereby specifically ratified, restated and confirmed by the parties hereto as of the date hereof and no existing defaults or Events of Default have been waived in connection herewith. To the extent of conflict between the terms of this Amendment and the Accounts Agreement or any of the other Financing Agreements, the terms of this Amendment control.

         7. FURTHER ASSURANCES. LCI shall execute and deliver such additional documents and take such additional actions as may reasonably be requested by Congress to effectuate the provisions and purposes of this Amendment.

         8. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without reference to its principles of conflicts of law.


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         By the signatures hereto of the duly authorized officers, the parties hereto mutually covenant, warrant and agree as set forth herein.

                                        Very truly yours,

                                        CONGRESS FINANCIAL CORPORATION

                                        By: Frank A. Chiovari
                                            ---------------------------

                                        Title:  Vice President
                                               ------------------------



AGREED AND ACCEPTED:

LEXINGTON COMPONENTS, INC.

By:  Warren Delano
    ---------------------------

Title:  President
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                                     CONSENT
                                     -------


         The undersigned guarantor hereby consents to the foregoing Amendment, agrees to be bound by its terms applicable to it, and ratifies and confirms the terms of its Guarantee and Waiver dated January 11, 1990 as applicable to all present and future indebtedness, liabilities and obligations of LEXINGTON COMPONENTS, INC. ("LCI") to CONGRESS FINANCIAL CORPORATION ("Congress"), including, without limitation, all indebtedness, liabilities and obligations under the Financing Agreements as amended hereby.

                                       LEXINGTON PRECISION CORPORATION

                                       By:  Warren Delano
                                           ---------------------------

                                       Title:  President
                                              ------------------------




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